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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 22, 2005


                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                      1-16557                  38-3150651
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                  Number)              Identification No.)


  5151 CORPORATE DRIVE, TROY, MICHIGAN                              48098
(Address of principal executive offices)                          (Zip Code)


                                 (248) 312-2000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(a)    Not applicable.

(b) On April 27, 2005, the Company today announced that Michael W. Carrie, who has served as its Chief Financial Officer since 1993, elected on April 22, 2005 to retire from the Company effective June 20, 2005 to pursue personal interests. He has agreed to remain with the Company in an advisory capacity after assisting with the transition of duties to his successor. Mr. Carrie has also been a member of the Company's Board of Directors since 1997 and is standing for re-election at the 2005 annual meeting of stockholders.

The Company also announced that Paul D. Borja would become Executive Vice President and Chief Financial Officer following Mr. Carrie's retirement. The Company expects to enter into a three-year employment agreement with Mr. Borja . Mr. Borja, 44, is currently a banking and corporate lawyer with Kutak Rock LLP, where he has served as a partner since 1997. He represented the Company in its initial public offering in 1997 and in subsequent federal securities, corporate governance and federal banking regulatory matters.

Mr. Borja holds a bachelor's degree in accounting from the University of Notre Dame and formerly worked as a CPA with Peat Marwick Mitchell from 1982 through 1987. He received his law degree from George Washington University in 1990 and his master's degree in tax law from Georgetown University in 1991.

       A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c) The following exhibit is being furnished herewith:

Exhibit No.   Exhibit Description
-----------   -------------------

99.1          Press release text of Flagstar Bancorp, Inc. dated April 27, 2005.
























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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                FLAGSTAR BANCORP, INC.


Dated: April 27, 2005                           By: /s/ Michael W. Carrie
                                                    ----------------------------
                                                    Michael W. Carrie
                                                    Executive Director,
                                                    Chief Financial Officer,
                                                    and Treasurer



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                                 EXHIBIT INDEX


Exhibit No.   Exhibit Description
-----------   -------------------

99.1          Press release text of Flagstar Bancorp, Inc. dated April 27, 2005.